INTEREST AND FINANCE COSTS, NET	12 Months Ended
Dec. 31, 2024
INTEREST AND FINANCE COSTS, NET
INTEREST AND FINANCE COSTS, NET

23.   INTEREST AND FINANCE COSTS, NET

	Years ended December 31,
	2024 $	2023 $
Interest income	4,539	3,654
Credit facilities and other interest	(7,649)	(13,341)
2019 Convertible Debentures interest	(1,167)	(2,129)
2024 Convertible Notes interest	(3,616)	-
Amortization of discount and transaction costs	(7,555)	(2,897)
Bank stand-by and commitment fees	(1,050)	(304)
Accretion expense	(4,543)	(2,988)
Lease liabilities	(4,512)	(3,785)
	(25,553)	(21,790)

During the year ended December 31, 2023, the Company capitalized $6.5 million of interest related to the construction of the Séguéla mine. The Company stopped capitalizing interest expenses associated with the project on July 1, 2023.